UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2017

American Realty Capital New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 4th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 9, 2017, the Board of Directors (the “Board”) of American Realty Capital New York City REIT, Inc. (the “Company”) unanimously approved a resolution electing to be subject to Section 3-803 of the Maryland General Corporation Law (“MGCL”), effective upon Articles Supplementary describing the election (the “Articles Supplementary”) being accepted for record by the Maryland State Department of Assessments and Taxation (the “SDAT”). The Company will file the Articles Supplementary with the SDAT on October 10, 2017.

Effective upon the acceptance for record of the Articles Supplementary, the Board will be divided into three classes as follows: (i) Abby Wenzel in Class I with a term of office lasting until the Company’s annual meeting of stockholders to be held in 2018 and until her successor is duly elected and qualifies; (ii) Elizabeth Tuppeny in Class II with a term of office lasting until the Company’s annual meeting of stockholders to be held in 2019 and until her successor is duly elected and qualifies; and (iii) Lee Elman and Edward M. Weil, Jr. in Class III each with a term of office lasting until the Company’s annual meeting of stockholders to be held in 2020 and until his successor is duly elected and qualifies. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at that meeting will be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The number of directorships in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.

The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the full text of the Articles Supplementary, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Articles Supplementary relating to the Company’s election to be subject to Section 3-803 of the MGCL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Realty Capital New York City REIT, Inc.

Date: October 10, 2017	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President, and Secretary